Investor Presentation

2019Q2

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Table of Contents

4 | Company Profile
5 | Management Team
6 | Profile | Company Personnel
7 | Corporate Culture
9 | Franchise Growth & Expansion
10 | Future Franchise Growth
11 | Quarterly Consolidated Financial Results
12 | Summary Results | 2019Q2
14 | Net Interest Drivers Average Securities Yield | Average Loan Yield | Average Cost of Interest-Bearing Liabilities | Average Cost of Funds
15 | Building Franchise Value Total Assets | Gross Loans | Total Deposits | Cost of Funds
16 | Building Shareholder Value Total Equity | Net Income | Tangible Book Value Per Share | Earnings Per Share
17 | Disciplined Credit Processes
18 | Asset Quality
19 | CRE Commitments & Exposure
20 | Loan Portfolio
21 | Residential Loan Portfolio
22 | Nonperforming Loans by Type
23 | Core Funding
24 | Deposit Market Share
25 | Investment Highlights
26 | Appendix Financial Highlights | Condensed Consolidated Statements of Earnings | Condensed Consolidated Balance Sheets
Loan Composition | Residential Loan Composition

Updated 8/7/2019

Company Profile

2Q19 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$64.4 million
Price / TBV	121.6%
Assets	$450.7 Million
Loans, net	$299.9 Million
Deposits	$390.3 Million
Shareholders' Equity	$53.0 Million
NPAs / Assets	0.44%
Leverage Ratio (Company)	12.08%
Leverage Ratio (Bank)	9.10%
Shares Outstanding	3,144,456
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 6/30/2019

PRIME MERIDIAN HOLDING COMPANY

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	Vice Chairman, President and Chief Executive Officer Age: 49 | 22 years banking experience
Clint F. Weber	Executive Vice President and Chief Financial Officer Age: 37 | 15 years banking and credit experience
Chris L. Jensen, Jr.	Executive Vice President and Chief Lending Officer Age: 62 | 40 years banking experience
Susan Payne Turner	Executive Vice President and Chief Risk Officer Age: 52 | 37 years banking experience
Monté L. Ward	Executive Vice President and Chief Information Officer Age: 38 | 15 years experience in banking and information security

Profile | Company Personnel

✓ **Employees, Management and Director Ownership (%)**	21.5
✓ **Prime Meridian Bank Employees Who Own PMHG (%)**	37.9
✓ **Average Age**	
▪ Entire Team[(1)]	40.7
▪ EVP	47.6
▪ All Officers	47.2

[(1)] 90 Full-Time Equivalents (FTEs)

Updated as of 7/1/2019


PRIME
MERIDIAN
BANK

Corporate Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable.*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.



PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!"

Corporate Recognition

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

SEMINOLE 100

Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

2018 BEST of TALLAHASSEE

Voted by readers of Tallahassee Magazine.

BAUERFINANCIAL

5 Star Rating

37 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

AMERICAN BANKER Best Banks to Work For 2018

Annually since 2015

Franchise Growth & Expansion

- ✓ Prime Meridian Bank entered Polk County April 16, 2019 with an office in Lakeland
- ✓ Lakeland office marks the Bank's initial market expansion
- ✓ Veteran banker Michael Micallef leads the Bank's operations in Polk County as Market President
- ✓ Lakeland is located along I-4 corridor between Orlando and Tampa
- ✓ Lakeland-Winter Haven MSA grew 3.2%[1] in 2018 placing it fourth in the nation for percentage growth
- ✓ Lakeland-Winter Haven MSA represents strong growth opportunity for Prime Meridian Bank
  - Tech and Logistics Hub
  - Mature Business Market
  - Stable Market for Home Mortgage


PRIME MERIDIAN BANK


Michael A. Micallef, Jr.
Market President
Polk County, Florida

[1] US Census Bureau data from July 1, 2017 to July 1, 2018

Future Franchise Growth

- ✓ Prime Meridian Bank is primarily focused on franchise growth opportunities arising from bank mergers or corporate restructurings that have recently occurred or are pending in North / Central Florida and South Georgia
- ✓ Such opportunities will leverage the Bank's current infrastructure and capital position which has been built over the last several years
  - Current infrastructure can support a $1 billion-plus commercial bank
- ✓ Additional market entries will be built around a veteran banking leader and core team that have strong ties to the community and long-term deposit and lending relationships. Above all else they must fit and embrace Prime Meridian Bank's culture
- ✓ While traditional bank M&A and branch acquisitions have not been ruled out, if such an opportunity were to arise that meets our acquisition criteria ***and*** is a cultural fit, such an opportunity would be evaluated and considered

Quarterly Consolidated Financial Results

	Q2-19	Q1-19	Q2-18
Interest Income	$ 4,610	$ 4,500	$ 3,912
Interest Expense	851	813	500
Net Interest Income	**$ 3,759**	**$ 3,687**	**$ 3,412**
Provision for Loan Losses	179	165	155
Net Interest Income After Provision for Loan Losses	**$ 3,580**	**$ 3,522**	**$ 3,257**
Noninterest Income	462	362	314
Noninterest Expense			
Salary and Employee Benefits	1,579	1,557	1,218
Occupancy & Equipment	427	275	226
Other	1,027	911	797
Total Noninterest Expense	3,033	2,743	2,241
Income Before Income taxes	**$ 1,009**	**$ 1,141**	**$ 1,330**
Income Tax	245	274	328
Net Income	**$ 764**	**$ 867**	**$ 1,002**
Average Diluted Shares Outstanding	**3,150,136**	**3,144,071**	**3,126,022**
Earnings Per Share	**$ 0.24**	**$ 0.28**	**$ 0.32**

Summary Results | 2019Q2

- ✓ Net income of $764,000 or $0.24 per share fully diluted (FD), compared to $1,002,000 or $0.32 per share (FD) for Q2 2018 and $867,000 or $0.28 per share (FD) for Q1 2019.
- ✓ Q2 2019 profitability adversely affected by additional staffing levels and other noninterest expenses primarily associated with the Lakeland, FL office opening on April 16, 2019 (approximately $336,000 pre-tax), in addition to the accounting of our new and expanded leasehold at our Timberlane Road, Tallahassee, FL office
- ✓ Net interest margin of 3.66%, compared to 3.67% in Q1 2019 and 3.89% in Q2 2018
- ✓ Margin compression since Q2 2018 is principally attributed to the Company's increased liquidity position and an increase in the overall cost of funds
- ✓ Total deposits increased $16.8 million, or 4.50%, from Q1 2019. Total deposits increased $58.5 million, or 17.63%, year over year to $390.3 million, as a result of continued focus on relationship management

Source: Internal company documents

Summary Results | 2019Q2

- ✓ New portfolio loan commitments of $22.5 million since Q1 2019, with $10 million, or 3.47%, growth in net loans. Net loans increased $14.5 million, or 5.07%, year over year to $299.9 million
- ✓ Nonperforming Assets (excluding restructured loans) to total assets increased 30 bps to 0.44% compared to 0.14% at March 31, 2019 and 0.02% at June 30, 2018
- ✓ Net loan and deposit recoveries totaled $27,000 during Q2 2019
- ✓ Capital levels remained strong with consolidated Leverage Ratio of 12.08% and Bank Level Leverage Ratio of 9.10%
- ✓ Book value increased to $16.85 per share at June 30, 2019 from $16.44 per share at March 31, 2019 and also benefitted from a favorable change in accumulated Other Comprehensive Income (OCI)

Source: Internal company documents

Net Interest Drivers

$ in millions and represents actual period-ending balance

Average Securities Yield



2.43%
2.41%
2.50%
2.57%
2.61%
$46.7
$44.4
$45.4
$48.2
$52.4
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Average Loan Yield



4.95%
5.10%
5.13%
5.13%
5.15%
$285.5
$289.0
$290.1
$289.9
$299.9
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Securities

Loans

Average Cost of Interest-Bearing Liabilities



0.84%
1.00%
1.10%
1.14%
1.17%
$255.3
$272.0
$269.0
$290.3
$301.5
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Average Cost of Funds



0.63%
0.76%
0.83%
0.89%
0.90%
$76.6
$83.3
$80.1
$83.2
$89.6
$255.3
$272.0
$269.0
$290.3
$300.7
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Borrowings

Noninterest-Bearing Deposits

Interest-Bearing Deposits

Source: S&P Global and Internal company documents

Building Franchise Value

Total Assets ($ in millions)



CAGR – 18.5%
$210
$244
$304
$347
$402
$451
2014
2015
2016
2017
2018
Q2-19

Gross Loans ($ in millions)



CAGR – 16.2%
$154
$189
$225
$253
$293
$303
2014
2015
2016
2017
2018
Q2-19

Total Deposits ($ in millions)



CAGR – 18.2%
$184
$218
$275
$298
$349
$390
2014
2015
2016
2017
2018
Q2-19

Cost of Funds (%)



0.35
0.35
0.33
0.41
0.70
0.90
2014
2015
2016
2017
2018
Q2-19

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Shareholder Value

Total Equity ($ in millions)



CAGR – 20.4%
$23
$25
$27
$47
$51
$53
2014
2015
2016
2017
2018
Q2-19

Net income ($ in thousands)



CAGR – 41.6%
$1,006
$1,704
$2,220
$2,817
$4,042
$1,002
$764
2014
2015
2016
2017
2018
Q2-18 YTD
Q2-19 YTD

Tangible Book Value Per Share ($)



CAGR – 8.3%
$11.78
$12.62
$13.51
$15.06
$16.19
$16.85
2014
2015
2016
2017
2018
Q2-19

Earnings Per Share ($)



$0.59
$0.88
$1.12
$1.04
$1.29
$0.32
$0.24
2014
2015
2016
2017
2018
Q2-18 YTD
Q2-19 YTD

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, and $18.0 million in our stock offering concluded May 15, 2017. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Disciplined Credit Processes

Granular Portfolio – Lending Exposure Limits ($ in Thousands)

✓ Secured Legal Limit – Bank	$ 9,932	*Concentration limits set for primary segments of the portfolio.*
✓ Secured Legal Limit – Consolidated	$13,188	
✓ Secured In-House Limit	$ 5,000	
✓ Top 20 Relationships	$77,863	Internal company data as of 6/30/2019

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Bi-weekly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY
- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- Parallel modeling under CECL to commence in Q3 2019 in preparation for January 1, 2020 implementation, pending proposed implementation delay by FASB.

Asset Quality

NPAs(1) / Total Assets (%)



0.50
0.40
0.30
0.20
0.10
0.00
Prime Meridian Bank
Southeast Peers(2)
0.00
0.08
0.06
0.27
0.04
0.09
0.44
0.50
Southeast Peers
2013
2014
2015
2016
2017
2018Y
2019Q2 Prime Meridian Bank
2019Q2 Southeast Peer Median

(1) NPA = Nonperforming Assets Excluding Restructured Loans

(2) Southeast Peers – a peer group of 35 publicly traded banks with total assets between $300-750 million as of 06/30/19 and which are located in AL, AR, FL, GA, MS, NC, SC TN, VA, WV.

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

CRE Commitments & Exposure

$ in Thousands

- ✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its CRE portfolio and maintained its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	$	43,643
Total Loans	$	303,484

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	32,501	$	48,221	110.49 %	10.71 %
Multifamily		18,197		19,310	44.24 %	5.99 %
Nonfarm Nonresidential		72,081		73,158	167.63 %	23.75 %
Less: Improved Owner-Occupied CRE		(39,952)		(40,662)	(93.17) %	(13.16) %
Total - Bank	**$**	**82,827**	**$**	**100,027**	**229.19 %**	**27.29 %**
Total - Consolidated	**$**	**82,827**	**$**	**100,027**	**176.52 %**	**27.29 %**

Source: internal company documents as of 6/30/19

Loan Portfolio

- ✓ Total net loans of **$299.9** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 20% of total loans.

Loans ($ in thousands)

Real estate mortgage loans		
Commercial Real Estate (CRE)	$	73,807
Residential Real Estate and HELOC		127,425
Construction		35,069
Total Real Estate Mortgage		236,301
Commercial		59,601
Consumer and Other		7,582
Total Loans		303,484
Deferred Loan Costs, Net		471
Less: ALLL		(4,006)
Loans, Net	**$**	**299,949**

Source: internal company documents as of 6/30/19


Consumer and Other
2%
Commercial
Real Estate
24%
Commercial
20%
Loan
Composition
as of 6/30/19
Construction
12%
Residential Real
Estate and HELOC
42%

Residential Loan Portfolio

Residential Loans ($ in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	73,936
1-4 Non-Owner-Occupied		35,291
Multifamily		18,198
Total	**$**	**127,425**



Multifamily
14%
Residential Loan Composition
as of 6/30/19
1-4 Non-Owner-Occupied
28%
1-4 Owner-Occupied & HELOC
58%

Source: internal company documents as of 6/30/19

Nonperforming Loans by Type

- ✓ Nonperforming Assets (excluding restructured loans) to total assets increased 30 bps to 0.44% compared to 0.14% at March 31, 2019 and 0.02% at June 30, 2018
- ✓ Two business loan relationships consisting of five separate loans (Commercial and Residential) accounted for $1.2 million of the $1.6 million increase in nonperforming assets. These two relationships are not in the same business lines.
- ✓ ALLL / Total loans ratio of 1.32%[1]
- ✓ ALLL / NPA ratio of 204.18%[1]

Nonperforming Assets ($ in thousands)

Nonperforming Loans		
Residential & Home Equity	$	1,067
Commercial Real Estate		-
Commercial		895
Consumer		-
Total Nonperforming Loans		1,962
OREO & Other Assets		-
Total Nonperforming Assets	**$**	**1,962**



Commercial 46%
Residential & Home Equity 54%
NPA Composition as of 6/30/19
Consumer 0%
OREO & Other Assets 0%
Commercial Real Estate 0%

Source: internal company documents as of 6/30/19
[1] Includes $443,000 of specific reserves on nonperforming loans

Core Funding

- ✓ Company's deposit franchise is comprised of **23.0%** noninterest-bearing deposits.
- ✓ Company continues to outperform regional peers with low cost of funds year-to-date of **0.89%**, a key driver of franchise value.

Deposits ($ in thousands)

Deposit Types		
Noninterest-Bearing	$	89,608
Money Market Accounts		176,884
NOW		60,589
Savings		10,331
Time Deposits		52,912
Total	**$**	**390,324**

Source: internal company documents as of 6/30/19


Time Deposits 14%
Noninterest Bearing 23%
Savings 3%
NOW 15%
Deposit Composition
as of 6/30/19
Money Market Accounts 45%

Deposit Market Share

✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 10.88% with a five-year compounded growth rate of 12.97%

				2018	2017
Institution (ST)	*Type*	*2018 Rank*	*2017 Rank*	*Total Market Share (%)*	*Total Market Share (%)*
Leon, FL					
BB&T Corp. (NC)	Bank	1	1	24.32	30.30
Wells Fargo & Co. (CA)	Bank	2	2	17.42	17.05
Capital City Bank Group Inc. (FL)	Bank	3	3	13.54	12.75
Bank of America Corporation (NC)	Bank	4	4	12.69	11.81
Regions Financial Corp. (AL)	Bank	5	7	6.25	4.38
First Bancshares Inc. (MS)	Bank	6	5	5.44	5.38
Synovus Financial Corp. (GA)	Bank	7	8	4.68	4.00
Hancock Whitney Corp. (MS)	Bank	8	9	4.56	3.97
Prime Meridian Holding Co. (FL)	**Bank**	**9**	**10**	**4.26**	**3.83**
Home BancShares Inc. (AR)	Bank	10	6	4.08	4.52
Wakulla, FL					
Home BancShares Inc. (AR)	Bank	1	1	65.20	42.29
Ameris Bancorp (GA)	Bank	2	2	14.33	26.36
Prime Meridian Holding Co. (FL)	**Bank**	**3**	**3**	**11.58**	**16.62**
Capital City Bank Group Inc. (FL)	Bank	4	4	8.89	14.72

Source: S&P Global: Market share analysis excludes non-retail deposits.
Note: Deposit rankings for 2018 and 2017 and other data in this table are pro forma for all acquisitions announced after June 30, 2018 and up to including the date of this table (April 29, 2019).

Investment Highlights

Operates in Attractive Growth Markets	✓ Presence in growth market in North / Central Florida ✓ Opened bank in Lakeland, Florida, April 2019 ✓ Target to open 1-2 locations per year in other growth markets in Florida, Southern Georgia and Alabama
Proven Business Model + Strong Balance Sheet	✓ Banking model is scalable and driven by technology and infrastructure in place ✓ Bank is wholly funded by lower-costing core deposits ✓ Strong capital position – 12.08% Tier 1 leverage capital ratio[1] at holding company ✓ Current liquidity positions provides capacity for additional internal loan funding
Competitive Advantage	✓ Local market knowledge ✓ Deep and long standing relationships with clients ✓ Personalized client service guided by core principles ✓ True employee commitment and involvement in the communities served
Strong Underwriting & Credit Culture	✓ Disciplined credit process ✓ Corporate-banking style underwriting philosophy, within a community banking model ✓ Long history of strong asset quality. NPAs / Total Assets of 0.44% at 6/30/19
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Committed to building a premier community bank in the Southeast ✓ Strong credibility with regulators and investors

[1]Source: internal company documents as of 6/30/19

Appendix

Financial Highlights (unaudited)

($ in thousands except per share data)

	2019Q2	2019Q1	2018Q4	2018Q3	2018Q2
Per Share Data:					
Earnings per share - Basic	$ 0.24	$ 0.28	$ 0.40	$ 0.33	$ 0.32
Earnings per share - Diluted	$ 0.24	$ 0.28	$ 0.40	$ 0.33	$ 0.32
Book value per share	$ 16.85	$ 16.44	$ 16.19	$ 15.61	$ 15.33
Shares outstanding	3,144,456	3,143,140	3,138,945	3,128,671	3,125,233
Weighted-average basic shares outstanding	3,144,068	3,140,401	3,131,379	3,127,038	3,123,594
Weighted-average diluted shares outstanding	3,150,136	3,144,071	3,136,048	3,130,171	3,126,022
Selected Performance Ratios and Other Data:					
Return on average assets[1]	0.70 %	0.82 %	1.07 %	1.03 %	1.10
Return on average equity[1]	5.85	6.79	8.43	8.42	8.49
Average yield on earning assets	4.49	4.48	4.52	4.47	4.46
Net interest margin[2]	3.66	3.67	3.75	3.78	3.89
Efficiency ratio[3]	71.86	67.75	59.45	62.26	60.14
Noninterest expense/average assets[1]	2.78	2.60	2.47	2.49	2.47
Asset Quality Data:					
Nonaccrual loans	$ 1,962	$ 365	$ 342	$ 179	$ 90
Total nonperforming assets	1,962	608	342	179	90
Nonpeforming assets/total assets	0.44 %	0.14 %	0.09 %	0.04 %	0.02
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	12.08 %	12.28 %	12.61 %	12.64 %	13.43
Tier 1 Leverage Capital Ratio (Bank)	9.10	9.18	9.28	9.21	9.68
Common Equity Tier I Capital Ratio (Bank)	12.69	13.00	12.90	12.40	12.28
Tier I Risk-Based Capital Ratio (Bank)	12.69	13.00	12.90	12.40	12.28
Total Capital Ratio (Bank)	13.94	14.25	14.15	13.65	13.51

[1] Annualized

[2] Net interest margin is net interest income divided by total average interest-earning assets, annualized

[3] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

($ in thousands except per share data)

	2019Q2	2019Q1	2018Q4	2018Q3	2018Q2
Interest income:					
Loans	$ 3,916	$ 3,856	$ 3,854	$ 3,798	$ 3,543
Securities	333	296	280	276	287
Other	361	348	280	198	82
Total interest income	4,610	4,500	4,414	4,272	3,912
Interest Expense-					
Deposits	851	813	748	662	500
Total interest expense	851	813	748	662	500
Net interest income	3,759	3,687	3,666	3,610	3,412
Provision for loan losses	179	165	47	135	155
Net interest income after provision for loan losses	3,580	3,522	3,619	3,475	3,257
Noninterest income:					
Service charges and fees on deposit accounts	68	71	74	83	89
Mortgage banking revenue	197	106	108	124	105
Income from bank-owned life insurance	45	45	34	11	10
Other income	152	140	128	120	110
Total noninterest income	462	362	344	338	314
Noninterest expense:					
Salaries and employee benefits	1,579	1,557	1,319	1,341	1,218
Occupancy and equipment	427	275	234	237	226
Professional fees	106	77	107	86	97
Marketing	194	199	144	193	133
FDIC/State Assessment	44	43	51	38	38
Software maintenance, amortization and other	167	152	160	167	159
Other	516	440	369	396	370
Total noninterest expense	3,033	2,743	2,384	2,458	2,241
Earnings before income taxes	1,009	1,141	1,579	1,355	1,330
Income taxes	245	274	311	337	328
Net earnings	$ 764	$ 867	$ 1,268	$ 1,018	$ 1,002
Basic earnings per share	$ 0.24	$ 0.28	$ 0.40	$ 0.33	$ 0.32
Diluted earnings per share	$ 0.24	$ 0.28	$ 0.40	$ 0.33	$ 0.32

Condensed Consolidated Balance Sheets

($ in thousands)

	June 30, 2019 (Unaudited)	March 31, 2019 (Unaudited)	December 31, 2018 (Audited)	September 30, 2018 (Unaudited)	June 30, 2018 (Unaudited)
Assets					
Cash & cash equivalents	$ 72,042	$ 66,805	$ 48,038	$ 56,775	$ 32,429
Securities available for sale	52,431	48,205	45,384	44,359	46,657
Loans, held for sale	6,223	5,808	4,767	6,782	7,321
Loans, net	299,949	289,900	290,113	289,022	285,473
Federal Home Loan Bank stock	404	404	355	355	355
Premises & equipment, net	7,311	7,055	4,656	4,699	4,828
Right of use asset	3,768	-	-	-	-
Accrued interest receivable	1,100	1,023	1,034	1,028	1,027
Bank-owned life insurance	6,413	6,368	6,323	1,789	1,778
Other assets	1,086	1,281	1,032	1,149	1,137
Total Assets	$ 450,727	$ 426,849	$ 401,702	$ 405,958	$ 381,005
Liabilities and Stockholders' Equity					
Noninterest-bearing demand deposits	$ 89,608	$ 83,186	$ 80,097	$ 83,296	$ 76,564
Savings, NOW and money-market deposits	247,804	244,584	227,674	230,817	220,363
Time deposits	52,912	45,743	41,296	41,133	34,896
Total Deposits	390,324	373,513	349,067	355,246	331,823
Other borrowings	770	-	-	-	-
Official checks	1,496	495	837	865	602
Lease liability	3,827	-	-	-	-
Other liabilities	1,314	1,157	978	984	644
Total Liabilities	397,731	375,165	350,882	357,095	333,069
Total Stockholders' Equity	52,996	51,684	50,820	48,863	47,936
Total Liabilities and Stockholders' Equity	$ 450,727	$ 426,849	$ 401,702	$ 405,958	$ 381,005